Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED CONSENT
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED CONSENT (this “First Amendment”), dated as of May 24, 2017 and, made by and among KADANT INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors parties hereto, the Foreign Subsidiary Borrowers parties hereto, the several banks and other financial institutions or entities parties hereto (the “Lenders”), CITIZENS BANK, N.A., as administrative agent (the “Administrative Agent”) and CITIZENS BANK, N.A., as multicurrency administrative agent (the “Multicurrency Administrative Agent”; together with the Administrative Agent, the “Agents”).
Background
The Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders entered into an Amended and Restated Credit Agreement dated as of March 1, 2017 (the “Original Credit Agreement”), as amended by this First Amendment and as further amended, modified or supplemented from time to time, the “Credit Agreement”.
The Borrower has informed the Agents and the Lenders that it or its Subsidiaries intends to acquire all of the Capital Stock of one or more entities that have been identified to the Agents (the “Acquisition Target”) (and delivered a copy of a letter of intent regarding such transaction dated March 16, 2017) through the Borrower or one or more of the Borrower’s wholly-owned subsidiaries (individually, and collectively, the “Kadant Purchaser”) (such acquisition transaction, the “ Identified Acquisition”) which Identified Acquisition shall be funded, in part, with Loans to be advanced under the Credit Agreement (such extension of credit by the Lenders, the “Acquisition Advance”).
The Borrower has requested that the Agents and the Lenders (a) agree that the conditions to each extension of credit to the Borrower and/or a Foreign Subsidiary Borrower set forth in Sections 5.2 and 5.3 of the Original Credit Agreement, as applicable, shall be limited as set forth herein with respect to the Acquisition Advance and (b) amend the Original Credit Agreement to increase the Revolving Commitments from $200,000,000 to $300,000,000.
Capitalized terms not defined herein shall have the meanings given such terms in the Original Credit Agreement. This First Amendment constitutes a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.
NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders hereby agree as follows:
1.     Limited Consent and Agreement. Subject to the terms and conditions herein contained and in reliance upon the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in Section 3 below, the Agents and the Lenders hereby agree that the conditions to each extension of credit to the Borrower and/or a Foreign Subsidiary Borrower set forth in Sections 5.2 and 5.3 of the Credit Agreement, as applicable, shall be limited as set forth below with respect to the Acquisition Advance to the extent that the Identified Acquisition is consummated in connection therewith and the Revolving Commitments have not otherwise terminated prior to the date of the consummation of the Identified Acquisition in accordance with the terms of the Credit Agreement (other than a termination resulting from any Disregarded Default occurring after the execution of the definitive purchase agreement for the Identified Acquisition (the conditions to the Acquisition Advance being referred to herein as the “Limited Funding Conditions”):

(A)    The representations and warranties referenced in Section 5.2(a) of the Credit Agreement shall be limited to (x) those representations and warranties set forth in Sections 4.3(a), 4.3(e), 4.4, 4.5, 4.11, 4.14, 4.19 and 4.21 of the Credit Agreement as those representations and warranties relate to the Borrower and Kadant Purchaser, and (y) (limited to the best of Kadant Purchaser’s knowledge) those representations and warranties made by or with respect to the Acquisition Target in the acquisition agreement entered into in connection with the Identified Acquisition as are material to the interests of the Lenders, but only to the extent Kadant Purchaser is entitled to terminate such acquisition agreement on the basis of such representations and warranties.
(B)    The Defaults and Events of Default referred to in Section 5.2(b) of the Credit Agreement shall be limited to those Events of Default which are not Disregarded Defaults.
The parties hereto acknowledge and agree to the following in connection with the consent granted pursuant to this Section 1:
(i)    The Limited Funding Conditions apply solely to the Acquisition Funding to the extent consummated on or before 120 days after the LCT Test Date and not to any other funding under the Credit Agreement.
(ii)    The Acquisition Funding shall also be subject to the following conditions: (x) the Identified Acquisition shall constitute a “Permitted Acquisition” under (and as defined in) the Credit Agreement except that (I) the occurrence of a Disregarded Default shall be disregarded for the purposes of determining compliance with clause (c) of the definition of “Permitted Acquisition,” and (II) compliance with clauses (d) and (e) of the definition of “Permitted Acquisition” shall be subject to Section 1.9 of the Original Credit Agreement and (y) on the date of the Acquisition Funding, the Borrower shall (I) certify that no Default or Event of Default (based on the Borrower’s knowledge with respect to the Acquisition Target) has occurred or is continuing both before and after giving effect to the Acquisition Funding and the Acquisition, or (II) certify that no Default or Event of Default other than a Disregarded Default has occurred or is continuing both before and after giving effect to the Acquisition Funding and the Identified Acquisition and provide a list of all such Disregarded Defaults (based on the Borrower’s knowledge with respect to the Acquisition Target) that have occurred and are continuing as of such date.
(iii)    The Lenders’ agreement to fund the Acquisition Advance subject to the Limited Funding Conditions is not intended (and should not be construed) as a waiver of any Disregarded Default existing at the time of such Acquisition Advance or of any of the Agents’ or the Lenders’ rights and remedies with respect thereto, all of which are hereby reserved and preserved in their entirety by the Agents and the Lenders.
The foregoing limited consent and limited waiver is limited to the Identified Acquisition as set forth herein and is not a commitment or agreement to grant any consent or waiver in the future.
2.    Amendments to Original Credit. Subject to the terms and conditions herein contained and in reliance on the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in Section 3 below, the following amendments are incorporated into the Original Credit Agreement
(A)    Section 1.1 of the Original Amended Credit Agreement is hereby amended to delete the text in the definition of “Revolving Commitment” and to insert the following in lieu thereof:

“Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans (which includes Multicurrency Revolving Loans and participate in Swingline Loans and Letters of Credit (which includes Multicurrency L/C Obligations) in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolver” opposite such Lender’s name on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments on the First Amendment Effective Date is $300,000,000.
(B)    Schedule 1.1 of the Original Credit Agreement is hereby deleted and the Schedule 1.1 attached to this First Amendment is inserted in lieu thereof.
(C)    Section 1.1 of the Original Credit Agreement is hereby amended to add the following new definition:
“First Amendment Effective Date”: the date all of the conditions precedent in that certain First Amendment to Amended and Restated Credit Agreement dated as of May 24, 2017, entered into among the Agents, the Borrower, the Foreign Subsidiary Borrowers and the Subsidiary Guarantors, are satisfied.
The foregoing amendments are limited to those set forth herein and is not a commitment or agreement to grant any amendment in the future
3.    Conditions Precedent.
The provisions of this First Amendment shall be effective as of the date on which all of the following conditions shall be satisfied:
(a)    the Borrower, each Subsidiary Guarantor and each Foreign Subsidiary Borrower shall have delivered to the Agents an executed counterpart of this First Amendment;
(b)    the Agents and the Lenders shall have indicated their consent and agreement by executing this First Amendment; and
(c)    the Borrower shall have paid all of the Agents’ fees and expenses and all amounts required under that certain fee letter dated as of April 7, 2017 between the Administrative Agent and the Borrower.
5.    Miscellaneous.
(a)    Ratification. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Credit Agreement and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Original Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Foreign Subsidiary Borrowers, the Agents and the Lenders agree that the Original Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this First Amendment, the Original Credit Agreement (as unmodified by this First Amendment) shall control.

(b)    Representations and Warranties. The Borrower hereby represents and warrants to the Agents that the representations and warranties set forth in the Loan Documents, after giving effect to this First Amendment, are true and correct in all material respects (or all respects to the extent already qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date hereof, with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. The Borrower further represents and warrants to the Agents and the Lenders that the execution and delivery of this First Amendment (i) are within the Borrower’s and each Foreign Subsidiary Borrower’s organizational power and authority; (ii) have been duly authorized by all necessary organizational action of the Borrower and each Foreign Subsidiary Borrower; (iii) is not in contravention of any provision of the Borrower’s or any Foreign Subsidiary Borrower’s organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other material instrument to which either the Borrower or any Foreign Subsidiary Borrower is a party or by which Borrower, any Foreign Subsidiary Borrower or any of their property is bound. All representations and warranties made in this First Amendment shall survive the execution and delivery of this First Amendment.
(c)    Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this First Amendment, including without limitation, the reasonable costs and fees of the Agents’ legal counsel.
(d)    Severability. Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
(e)    Applicable Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.
(f)    Successors and Assigns. This First Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders and the Borrower, the Foreign Subsidiary Borrowers and their respective successors and assigns.
(g)    Counterparts. This First Amendment may be executed in one or more counterparts and on facsimile counterparts or other electronic transmission, as permitted under the Original Credit Agreement, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.
(h)    Headings. The headings, captions, and arrangements used in this First Amendment are for convenience only and shall not affect the interpretation of this First Amendment.
(i)    ENTIRE AGREEMENT. THIS FIRST AMENDMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(j)    Acknowledgement and Reaffirmation. Each of the Borrower, as a guarantor, and Kadant Black Clawson LLC, Kadant Johnson China – WX Holding Inc., Kadant International Holdings LLC and Kadant Johnson LLC (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Guarantors”), hereby acknowledges the consents granted, and amendments effected, pursuant to this First Amendment and reaffirms its guaranty of the Borrower Obligations and the Foreign Subsidiary Borrower Obligations (each as defined in the Guarantee) pursuant to that certain Amended and Restated Guarantee Agreement, dated as of March 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Guarantors and the Administrative Agent.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

KADANT INC.

By:	/s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

KADANT U.K. LIMITED

By:	/s/ Kevin Callus
Name: Kevin Callus
Title: Managing Director

KADANT CANADA CORP.

By:	/s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

KADANT JOHNSON EUROPE B.V.

By:	/s/ Fredrik H. Westerhout
Name: Fredrik H. Westerhout
Title: Managing Director

KADANT INTERNATIONAL LUXEMBOURG SCS

By:	/s/ Michael J. McKenney
Name: Michael J. McKenney
Title: Manager

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-1)

KADANT JOHNSON DEUTSCHLAND GmbH

By:	/s/ Jörg Krischer
Name: Jörg Krischer
Title: Managing Director

Subsidiary Guarantors:

Kadant Black Clawson LLC
By: Kadant Inc., its sole member

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

Kadant Johnson China WX Holding Inc.

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

Kadant International Holdings LLC
By: Kadant Inc., its sole member

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

Kadant Johnson LLC
By: Kadant Inc., its sole member

By: /s/ Daniel J. Walsh
Name: Daniel J. Walsh
Title: Treasurer

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-2)

CITIZENS BANK, N.A., as Administrative Agent and
as a Lender

By:	/s/ Seth Rogers
Name: Seth Rogers
Title: Vice President

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-3)

CITIZENS BANK, N.A., as Multicurrency
Administrative Agent and as a Lender

By:	/s/ Seth Rogers
Name: Seth Rogers
Title: Vice President

[Signature Page-First Amendment to Amended and Restate Credit Agreement and Limited Consent]
(S-4)

CITIZENS BANK, N.A., as a Lender

By:	/s/ Seth Rogers
Name: Seth Rogers
Title: Vice President

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-5)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ David M. Crane
Name: David M. Crane
Title: Senior Vice President

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-6)

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-7)

HSBC BANK USA, N.A.

By:	/s/ Pablo Pena
Name: Pablo Pena
Title: Vice President

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-8)

SANTANDER BANK, N.A.

By:	/s/ Karen Ng
Name: Karen Ng
Title: Senior Vice President

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-9)

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brian Keenan
Name: Brian Keenan
Title: Vice President

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-10)

HSBC BANK CANADA

By:	/s/ Joseph Millott
Name: Joseph Millott
Title: Relationship Manager

By:	/s/ Derek Bin Li
Name: Derek Bin Li
Title: Relationship Support Manager

[Signature Page-First Amendment to Amended and Restated Credit Agreement and Limited Consent]
(S-12)

Schedule 1.1

Lender	Total Revolving Commitment
Citizens Bank, N.A.	$60,000,000
Wells Fargo Bank, National Association	$60,000,000
HSBC Bank USA, N.A	$27,000,000
HSBC Bank Canada	$18,000,000
U.S. Bank National Association	$45,000,000
JPMorgan Chase Bank, National Association	$45,000,000
Santander Bank, N.A.	$45,000,000

Total Allocation	$300,000,000